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                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 28, 2002
                            MASON STREET FUNDS, INC.

William T. Howard, Jr. has replaced Gary R. Clemons as the manager of the International Equity Fund. Mr. Howard, Executive Vice President, Portfolio Management/Research of Templeton Investment Counsel, LLC, joined Templeton Investment Counsel in 1993 and has more than 16 years experience managing institutional portfolios. Mr. Howard holds a B.A., with honors, from Rhodes College and an M.B.A. from Emory University. He is a Chartered Financial Analyst. He also manages the Franklin Templeton International Equity Portfolio of Northwestern Mutual Series Fund, Inc.

           The date of this Prospectus Supplement is January 17, 2003.